[LOGO]                                                          EXHIBIT 99.17(a)

                                     PROXY
                     PRUDENTIAL MORTGAGE INCOME FUND, INC.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints S. Jane Rose, Deborah A. Docs and Grace Torres as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Prudential Mortgage Income Fund, Inc., held of record by the undersigned on October 15, 1998, at the Special Meeting of Shareholders to be held on December 3, 1998, or any adjournment thereof.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL.

    1. Approval or disapproval of the Agreement and Plan of Reorganization and Liquidation.

           / / APPROVE          / / DISAPPROVE            / / ABSTAIN

    2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                                                          (over)

(Continued from other side)

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

  THIS PROXY WHEN EXECUTED WILL BE VOTED IN THE MANNER DESCRIBED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

  Please sign exactly as name appears below. When shares are held by joint tenants, both should sign.

                                                  When signing as attorney,
                                                  executor, administrator,
                                                  trustee or guardian, please
                                                  give full title as such. If a
                                                  corporation, please sign in
                                                  full corporate name by
                                                  president or other authorized
                                                  officer. If a partnership,
                                                  please sign in partnership
                                                  name by authorized person.

                                                  Dated                  , 1998
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                                                  Signature


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                                                  Signature if held jointly